                            SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]
    Check the appropriate box:
     [_]  Preliminary Proxy Statement
     [_] Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
     [_]  Definitive Proxy Statement
     [_]  Definitive Additional Materials
     [X]  Soliciting Material Under Rule 14a-12


                           ANCOR COMMUNICATIONS, INC.
                (Name of Registrant as Specified in its Charter)

     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[_] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or Item
    22(a)(2) of Schedule 14A.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
    1)  Title of each class of securities to which transaction applies:
    2)  Aggregate number of securities to which transaction applies:
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
    4)  Proposed maximum aggregate value of transaction:
    5)  Total fee
        paid:
[_] Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
    1)  Amount Previously Paid:
    2)  Form, Schedule or Registration Statement No.:
    3)  Filing Party:
    4)  Date Filed:

Ancor Communications, Inc. displayed these slides at its annual meeting of shareholders on May 16, 2000.


     We urge investors and security holders to read QLogic's Registration Statement on Form S-4 and the Prospectus/Proxy Statement of QLogic and Ancor relating to the merger transaction described below, when they become available, because they will contain important information. When these and other documents relating to the transaction are filed with the U.S. Securities and Exchange Commission, they may be obtained free at the SEC's web site at www.sec.gov. You may also obtain each of these documents (when they become available) for free from QLogic or from Ancor by directing your request to the investor relations contact persons identified below.


                               [Picture of Desert]


                             2000 Annual Meeting of
                                  Shareholders




                                                        The Fabric With a Future

Copyright 2000 Ancor Communications,                                       Ancor
All Rights Reserved 5/18/2000                               Communications, Inc.

[Picture of Sand]                                                         Agenda



o    Formal business meeting
o    1999 highlights
o    Business direction and QLogic merger
o    Questions and Answers

Copyright 2000 Ancor Communications,                                       Ancor
All Rights Reserved 5/18/2000                               Communications, Inc.

[Picture of Sand]
                                                         "Safe Harbor" Statement



"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995:

With the exception of historical information, the statements set forth in this presentation include forward-looking statements that involve risk and uncertainties. The Company wishes to caution that a number of important factors could cause the results to differ materially from those in the forward-looking statements. These and other factors which could cause actual results to differ materially from those in the forward-looking statements are discussed in the Company's filings with the Securities and Exchange Commission, including its recent filings on Form S-3, Form 10-K and Form 10-Q.

Copyright 2000 Ancor Communications,                                       Ancor
All Rights Reserved 5/18/2000                               Communications, Inc.

                               [Picture of Desert]

                                   Results of
                               Shareholders Votes




                                                        The Fabric with A Future

Copyright 2000 Ancor Communications,                                       Ancor
All Rights Reserved 5/18/2000                               Communications, Inc.

[Picture of Sand]
                                                                 1999 Highlights

o    Customers and partners
o    Products
o    Financial summary

Copyright 2000 Ancor Communications,                                       Ancor
All Rights Reserved 5/18/2000                               Communications, Inc.

[Picture of Sand]
                                                          Customers and Partners

o    Bell Microproducts
o    Datalink
o    EMC
o    Forefront Graphics
o    Gates/Arrow Unit CONSAN
o    Hitachi Data Systems
o    INRANGE
o    Intel
o    JNI
o    MTI
o    MicroNet
o    nStor
o    Sun Microsystems
o    Thomson Broadcast Systems

Copyright 2000 Ancor Communications,                                       Ancor
All Rights Reserved 5/18/2000                               Communications, Inc.

[Picture of Sand]
                                                                 Ancor Solutions

                 The SANbox(TM) Series of Fibre Channel Switches

[Picture of SAN]                               SANbox-SL Private Loop Switch
                                               8-port private loop switching

SANbox-8 Fibre Channel Switch                  [Picture of SAN]
Full-function edge or core switch

[Picture of larger SAN]                        SANbox-16 Fibre Channel Switch
                                               Full-funciton edge or core switch

SANbox-16HA High Availability Switch           [Picture of larger SAN]
SANbox-16 with hot swappable power

Copyright 2000 Ancor Communications,                                       Ancor
All Rights Reserved 5/18/2000                               Communications, Inc.

[Picture of Sand]
                                                                 Ancor Solutions

[Picture of Ancor SAN]                      SANbox(TM)-64/128
                                               Fibre Channel Director


                                               o    Largest Fibre Channel
                                                    Switch in the industry

                                               o    Highly reliable--ideal
                                                    For data center
                                                    environments

                                               o    Ability to grow very
                                                    Large, easy-to-manage
                                                    SANs

Copyright 2000 Ancor Communications,                                       Ancor
All Rights Reserved 5/18/2000                               Communications, Inc.

[Picture of Sand]
                                                               Financial Summary


o    Follow-on financing completed in August of 1999
-    2.5 million shares
-    $65.3 million raised

o    Intel purchase of common stock
-    280,000 shares
-    $14.8 million raised

o    Year end cash position: $86 million

Copyright 2000 Ancor Communications,                                       Ancor
All Rights Reserved 5/18/2000                               Communications, Inc.

[Picture of Sand]
                                                         Statement of Operations

                                                 $ Million Except Per Share Date
                                                --------------------------------
                                                       1999          1998
                                                --------------------------------

Gross sales                                        $13.7 MM      $4.4 MM
Gross profit                                         6.2         (2.0)
Operating expenses
         Selling, general & administration           9.0          7.2
         Research & Development                      7.4          5.4
                                                   -----          ---
         Total                                      16.4         12.6

Operating loss                                     (10.2)       (14.7)
                                                   -----        -----

Other income                                         1.5           .2
Net loss                                           ($8.7)      ($14.5)

Per share loss                                    ($0.34)      ($1.04)

Copyright 2000 Ancor Communications,                                       Ancor
All Rights Reserved 5/18/2000                               Communications, Inc.

[Picture of Sand]
                                                       Quarterly Revenue Profile


[Bar Graph]

                Q1 `99       Q2 `99      Q3 `99       Q4 `99       Q1 `00

SAN             $1.0M        $1.7M       $3.9M        $4.0M        $6.4M
Non-SAN         $0.5M        $1.9M       $0.1M        $0.6M        $0.8M

Copyright 2000 Ancor Communications,                                       Ancor
All Rights Reserved 5/18/2000                               Communications, Inc.

                               [Picture of Desert]

                              Business Direction &
                                  Qlogic Merger



                                                        The Fabric With A Future

Copyright 2000 Ancor Communications,                                       Ancor
All Rights Reserved 5/18/2000                               Communications, Inc.

                                                              [Picture of Sand]
                                                             Company Positioning

o    Explosively growing Fibre Channel switch market

o Sun/ MTI/ EMC/ Intel relationships validate technology and lay the groundwork for further OEM wins

o    Intel investment facilitates complementary products using InfiniBand

o    OEM dual sourcing

o    Technology leadership provides competitive advantages

     -    Ancor's architecture provides superior performance

     -    Cost and performance advantages through leadership in ASIC technology

     -    Industry's first and only 64/128-port switch

o    Pending merger with Qlogic

Copyright 2000 Ancor Communications,                                       Ancor
All Rights Reserved 5/18/2000                               Communications, Inc.

[Picture of Sand]
                                                                   Fibre Channel
                                                          Hub and Switch Revenue

                 Worldwide Fibre Channel Hub and Switch Factory
                             Revenue, $M, 1999-2003

[Line graph displaying figures from next table]

Source:  IDC

Copyright 2000 Ancor Communications,                                       Ancor
All Rights Reserved 5/18/2000                               Communications, Inc.

[Picture of Sand]
                                                    Worldwide Fibre Channel Hubs
                                                    and Switches Market Forecast


      Worldwide Fibre Channel Hub and Switch Factory Revenue, $M, 1999-2003

                                                                         CAGR
                                                                       1999-2003
                        1999      2000      2001       2002      2003       (%)
Hubs, entry            $15.6     $17.1     $17.8      $18.4     $18.6       4.5%
Hubs, managed           53.8      64.2      84.1      107.6     139.9      27.0%
Switches, loop          14.1      67.1     108.2      148.4     180.1      89.2%
Switches, fabric       100.7     186.8     387.0      693.3    1020.7      78.4%
Switches, directors     52.4     197.2     441.6      867.9    1428.9     128.6%
                        ----     -----     -----      -----    ------     -----
Total                 $236.4    $532.3   $1038.7    $1835.7   $2788.2      85.3%
                      ------    ------   -------    -------   -------      ----
Growth %               227.8%    125.1%     95.1%      76.7%     51.9%


Source:  IDC

Copyright 2000 Ancor Communications,                                       Ancor
All Rights Reserved 5/18/2000                               Communications, Inc.

[Picture of Sand]
                                                                      The Market

                               Ancor success story

Fortune 500 Telecom Equipment Manufacturer

-    Implemented a 6-switch SAN

-    "Ancor switches worked as advertised"

-    "Almost any application that uses data can benefit from a SAN

-    Business case

     -    Before SAN: $18 per gigabyte a month, not including service

     -    After SAN: $11 per gigabyte a month including service

     -    Before SAN: 25 megabytes throughput sustained

     -    After SAN: 80 megabytes throughput sustained

     -    Before SAN: 38 hours to backup a 100 Gig database

     -    After SAN: 6 hours to backup same database

Copyright 2000 Ancor Communications,                                       Ancor
All Rights Reserved 5/18/2000                               Communications, Inc.

[Picture of Sand]
                                                               Value Proposition

o    Superior technology

     -    Easier integration with legacy SANs

     -    Support for more scalable topologies

     -    Lowest latency

     -    Broadest product line in industry

o    Excellent Customer Relationships

     -    Products built with real-world customer needs in mind

     -    Leading the industry in interoperability and standards development

     -    Willingness to customize products and support


o    Ability to attract and retain high-caliber personnel

     -    Employee base grew 75 to 160

Copyright 2000 Ancor Communications,                                       Ancor
All Rights Reserved 5/18/2000                               Communications, Inc.

[Picture of Sand]
                                                                 Ancor Solutions

                   The SANbox Series of Fibre Channel Switches

[Picture of SAN]                             SANbox-SL Private Loop Switch
                                             8-port private loop switching

SANbox-8 Fibre Channel Switch                [Picture of SAN]
Full-function edge or core switch

[Picture of larger SAN]                      SANbox-16 Fibre Channel Switch
                                             Full-funciton edge or core switch

SANbox-16HA High Availability Switch         [Picture of larger SAN]
SANbox-16 with hot swappable power

Copyright 2000 Ancor Communications,                                       Ancor
All Rights Reserved 5/18/2000                               Communications, Inc.

[Picture of Sand]
                                                                 Ancor Solutions


[Picture of Ancor SAN]

o    Designed for enterprise data centers
o    Grow SAN fabrics to thousands of servers and storage devices
o Meet Reliability demands through redundant features including the switching core, pathing, power supply and fans
o Eight-port switching modules, power supplies, fans and GBICs are all hot-swappable for easy maintenance
o    Introduction of SANbox-128 in Q4 - double capacity without forklift upgrade

Copyright 2000 Ancor Communications,                                       Ancor
All Rights Reserved 5/18/2000                               Communications, Inc.

[Picture of Sand]
                                                             Competing Solutions

Issues with Limited Switch Choices

[Picture of numerous lines illustrating issues with SANs with limited switch choices]

Complex 224-port system

o    Very complex topology

o    Limited expansion options

o    Management nightmare

o    Creates a high blocking topology, lowering performance

Copyright 2000 Ancor Communications,                                       Ancor
All Rights Reserved 5/18/2000                               Communications, Inc.

[Picture of Sand]
                                                                 Ancor Solutions

Broad Switching Suite Simplifies SANs

[Picture of numerous lines illustrating how broad switching suites simplify
SANs]

o    Simple despite network size

o    Easy expansion

o    Very manageable

o    Highly reliable

o    Completely non-blocking for high performance

Copyright 2000 Ancor Communications,                                       Ancor
All Rights Reserved 5/18/2000                               Communications, Inc.

[Picture of Sand]
                                                                 Ancor Solutions

Comprehensive SANsurfer Fabric
Management Software:

o    Flexible network topologies that make sense for your environment

o    Easy integration -- device discovery, etc.

o Interoperability with new and legacy devices -- leverage your existing investment

o    Extensive diagnostics, remote access capability

o    Iron-clad data security

Copyright 2000 Ancor Communications,                                       Ancor
All Rights Reserved 5/18/2000                               Communications, Inc.

[Picture of Sand]
                                                                 Product Roadmap


o    Will handle either 1Gb or 2Gb speeds

o    Will provide more performance/dollar

o    Will reduce latency

o    Will support ever-greater scalability

o    Will support longer connectivity distances

o    Will be smaller

Copyright 2000 Ancor Communications,                                       Ancor
All Rights Reserved 5/18/2000                               Communications, Inc.

[Picture of Sand]
                                                                 Product Roadmap

Ancor developing complementary InfiniBand switch

[InfiniBand trade association logo]

o Intel invested $14.8M in Ancor last November to develop InfiniBand Swtich for clustering applications

o    Improved scalability and performance over shared PCI bus

o    Processor-to-processor or processor-to-Fibre Channel

o    Ship by approx. end of 2001

o Ancor also active with InfiniBand Trade Association in standards development

Copyright 2000 Ancor Communications,                                       Ancor
All Rights Reserved 5/18/2000                               Communications, Inc.

[Picture of Sand]
                                                        Interoperability Efforts

o Open Standards Fabric Initiative - Ancor, Gadzoox, Vixel, McData announce first open demonstration of switch-to-switchy interoperability at N+1

o    FibreAlliance - Ancor switches support management spec

o    Jiro - Ancor software support for Jiro Technology Developer's Release

Copyright 2000 Ancor Communications,                                       Ancor
All Rights Reserved 5/18/2000                               Communications, Inc.

[Picture of Sand]
                                                           Reaching the Customer

Key OEM Customers:

[Hitachi Data Systems logo]

[Sun Microsystems logo]

[EMC2 logo]

[MTI logo]

[INRANGE logo]

Copyright 2000 Ancor Communications,                                       Ancor
All Rights Reserved 5/18/2000                               Communications, Inc.

[Picture of Sand]
                                                           Reaching the Customer

Now is the time to move into distribution channel

o    IT Managers looking to system integrators and application vendors for help

o    Opportunity to drive SAN solutions through application vendors to end user

o Y2K issues are over - End user focus returns to expanding revenue and profit opportunities

Ancor efforts this year:

o    Forming distributor relationships

o    Partnering with nationally recognized integrators

o    Expanding into Europe

Copyright 2000 Ancor Communications,                                       Ancor
All Rights Reserved 5/18/2000                               Communications, Inc.

[Picture of Sand]
                                                           Reaching the Customer

Key Integration and Distribution Partners:

[Bell Microproducts logo]

[Thomson Broadcast Systems logo]

[Consan, a Gates/Arrow Company logo]

[Datalink logo]

[adic logo]

[Forefront Graphics Corporation logo]

[Net Marks Inc. logo]

Copyright 2000 Ancor Communications,                                       Ancor
All Rights Reserved 5/18/2000                               Communications, Inc.

[Picture of Sand]                                           Merger with QLogic
                                                            Summary of Key Terms


o    Definitive agreement signed May 7, 2000

o    Pooling-of-interests

o    Exchange ratio is 0.5275 QLogic share for each Ancor share

o    Ancor pro forma ownership approximately 18%

o    Transaction expected to close in Q3 CY2000

Copyright 2000 Ancor Communications,                                       Ancor
All Rights Reserved 5/18/2000                               Communications, Inc.

[Picture of Sand]
                                                              Merger with QLogic
                                                                          Timing

o    Regulatory filings in the next few weeks

o    Proxy materials expected to be mailed to shareholders in July

o    Shareholder vote by Ancor and QLogic expected in August 2000

o    Anticipated closing Q3 2000

Copyright 2000 Ancor Communications,                                       Ancor
All Rights Reserved 5/18/2000                               Communications, Inc.

[Picture of Sand]
                                                          An Outstanding Partner

Ancor shareholders to own 18% of a company regonized by:

o    Barron's
     -    #5 on Barron's 500 list of top performing stocks

o    SmartMoney
     -    Best Performing Stock of 1999

o    Forbes
     -    200 Best Small Companies in America

o    Money
     -    One of 10 Technology "Leaders of Tomorrow"

Copyright 2000 Ancor Communications,                                       Ancor
All Rights Reserved 5/18/2000                               Communications, Inc.

[Picture of Sand]
                                                           QLogic Revenue Growth

[Bar Graph showing $81.4 million in FY98, $117.2 million in FY 99 and $203.1 million in FY00]

[Bar Graph showing $18.2 million Q1 in FY98, $19.6 million in Q2 in FY98, $20.9 million in Q3 in FY98, $22.7 million in Q4 in FY98, $24.1 million in Q1 in FY99, $27.7 million in Q2 in FY99, $30.3 million in Q3 in FY99, $35.1 million in Q4 in FY99, $43.2 million in Q1 in FY00, $47.5 million in Q2 in FY00, $52.3 million in Q3 in FY00 and $60.1 million in Q4 in FY00]

Copyright 2000 Ancor Communications,                                       Ancor
All Rights Reserved 5/18/2000                               Communications, Inc.

[Picture of Sand]
                                                    QLogic Quarterly Diluted EPS

[Bar Graph showing $0.21 in FY98, $0.34 in FY99 and $0.76* in FY00 (*Excludes one-time charges for write off of in-process technology)]

[Bar Graph showing $0.04 Q1 in FY98, $0.05 in Q2 in FY98, $0.05 in Q3 in FY98, $0.06 in Q4 in FY98, $0.07 in Q1 in FY99, $0.07 in Q2 in FY99, $0.10 in Q3 in
FY99, $0.11 in Q4 in FY99, $0.15 in Q1 in FY00, $0.17 in Q2 in FY00, $0.20 in Q3
in FY00 and $0.24* in Q4 in FY00 (*Excludes one-time charges for write off of in-process technology)]

Fiscal Year Ends March

Copyright 2000 Ancor Communications,                                       Ancor
All Rights Reserved 5/18/2000                               Communications, Inc.

[Picture of Sand]
                                                    Fibre Channel SAN Components

                           1999 Share By SAN Component
                             Factory Revenue = $506M

[Pie chart showing Hubs, entry 3%, Hubs, managed 10%, Switches, loop 3%, Switches, fabric 19%, Switches, directors 10%, HBA 49%, and Storage Routers 6%]

Source: IDC's 4-00 2000 Worldwide Fibre channel Hub & Switch Forecast & Analysis 1997-2003 and IDC's 3-00 Fibre Channel Host Bus Adaptor Forecast & Analysis 1997-2003

Copyright 2000 Ancor Communications,                                       Ancor
All Rights Reserved 5/18/2000                               Communications, Inc.

[Picture of sand]
                                                    Fibre Channel SAN Components


                                                2003 Share By SAN Component
                                                Factory Revenue = $4,544M

                                                [Pie chart showing Hubs, entry
                                                0.4%, Hubs, managed 3%,
                                                Switches, loop 4%, Switches,
                                                fabric 22%, Switches, directors
                                                30%, HBA 38%, and Storage
                                                Routers 3%]


73% Market CAGR with Hubs,manged and Storage Routers



1999 Share By SAN Component
Factory Revenue = $506M

[Pie chart showing Hubs, entry 3%, Hubs, managed 10%, Switches, loop 3%, Switches, fabric 19%, Switches, directors 10%, HBA 49%, and Storage Routers 6%]


Source: IDC's 4-00 2000 Worldwide Fibre channel Hub & Switch Forecast & Analysis 1997-2003 and IDC's 3-00 Fibre Channel Host Bus Adaptor Forecast & Analysis 1997-2003

Copyright 2000 Ancor Communications,                                       Ancor
All Rights Reserved 5/18/2000                               Communications, Inc.

[Picture of Sand]
                                                              Merger with QLogic
                                                               Market Leadership


               QLogic                                  Ancor

o    #1 Fibre Channel HBA               o    #2 Fibre Channel switch

o    SAN end-node components            o    SAN fabric systems
     -    Silicon                            -    Directors
     -    HBAs                               -    Switches

o    First single-chip Fibre Channel    o    First Fibre Channel switch
     solution

o    Broadest range of Fibre Channel    o    Broadest range of Fibre Channel
     I/O solutions                           switch offerings
     -    Server, W/S, RAID                  -    RAS
     -    Disk, tape                         -    Port Density
     -    Management controllers

Copyright 2000 Ancor Communications,                                       Ancor
All Rights Reserved 5/18/2000                               Communications, Inc.

[Picture of Sand]
                                                              Merger with QLogic
                                                                        Profiles

                             QLogic                          Ancor
                             ------                          -----
Headquarters            Aliso Viejo, CA                  Minneapolis, MN

Employees               390                              165

Quarterly Revenues      $60.1M (1)                       $7.2M (1)

Key Technologies:       SCSI, Fibre Channel              Fibre Channel,
                        InfiniBand                       InfiniBrand

Key Customers:          Fujitsu, Sun, Hitachi, Dell,     Sun, MTI, Hitachi, EMC,
                        Intel, Net App., IBM             INRANGE

Technology Partners:    Intel                            Intel, INRANGE

Channel Partners:       Bell Micro                       Bell Micro, Datalink

                                                           (1) Qtr. Ended 03/00

Copyright 2000 Ancor Communications,                                       Ancor
All Rights Reserved 5/18/2000                               Communications, Inc.

[Picture of Sand]
                                                              Total SAN Solution
                                                               Owning the Fabric

[picture showing Ancor SAN in middle of circle with arrows to Qlogic end-node components and showing Ancor Fabric Systems, and surrounded by Servers, Workstations, Disk Drives, Tape Drives and Libraries, Storage Subsystems and Bridges]


Copyright 2000 Ancor Communications,                                       Ancor
All Rights Reserved 5/18/2000                               Communications, Inc.

[Picture of Sand]
                                                              Merger with QLogic
                                                       QLogic Selected Customers


[Sun Microsystems logo]
[Intel logo]
[IBM logo]
[Fujitsu logo]
[Compaq logo]
[Siemens Nixdorf logo]
[Dell logo]
[Exabyte logo]
[Sony logo]
[NCR logo]
[Hitachi logo]
[NEC logo]
[Mylex logo]
[Quantum logo]
[Newtork Appliance logo]
[Silicon Graphics logo]
[Tandberg Data logo]


Copyright 2000 Ancor Communications,                                       Ancor
All Rights Reserved 5/18/2000                               Communications, Inc.

[Picture of Sand]
                                                               Customer Benefits

o    Interoperable solutions
     -    End-to-end
     -    Complementary HBA & switch providers

o    Streamline value chain
     -    Time-to-market

o    Lower Total Cost of Ownership
     -    Deliver increased value


Copyright 2000 Ancor Communications,                                       Ancor
All Rights Reserved 5/18/2000                               Communications, Inc.

[Picture of Sand]
                                                            Marketplace Benefits

o    Accelerate SAN deployments

     -    Substantially stronger dual source switch supplier

o    Simplify SAN decisions

     -    Reduce qualification matrix

o    Industry standardize on QLogic/Ancor
     "Total SAN Solution"


Copyright 2000 Ancor Communications,                                       Ancor
All Rights Reserved 5/18/2000                               Communications, Inc.

[Picture of Sand]
                                                              Merger With QLogic
                                                     Ancor's Strategic Rationale

o    Better positions Ancor to capitalize on SAN growth

o    Addresses Ancor's need to gain critical mass

o Enables Ancor to compete more effectively with larger, more established competitors who enjoy greater resources than Ancor

o    Diversifies Ancor's current business mix

o Creates value for Ancor shareholders through synergies realized by the combined company

o    Enhances Ancor shareholder liquidity


Copyright 2000 Ancor Communications,                                       Ancor
All Rights Reserved 5/18/2000                               Communications, Inc.

[Picture of Sand]
                                                              Merger With QLogic
                           Value Creation Opportunities for the Combined Company

Limited customer overlap                  - New sales opportunities
                                          - Opportunities to strengthen current
                                            relationships with EMC, Intel, MTI
                                            and Sun

End-to-end storage                        - Combines Qlogic's controllers and
solution                                    adapters with Ancor's switches
                                          - Will account for more components
                                            within the network
                                          - More complete solution, better for
                                            customers

Enhanced technology                       - InfiniBand leadership
leadership                                - Well positioned for interoperability
                                          - Design center efficiencies

Manufacturing efficiencies                - Foundry volumes
                                          - Reliability
                                          - Failure analysis/testing

Sales/Marketing/Channel                   - Greater resources available
benefits                                    (More feet on the street)
                                          - Critical mass in Europe
                                          - Increase channel capacity/access to
                                            channel relationships
Powerful strategic                        - Dell, Fujitsu, IBM, Intel, Sun
alliances/partnerhsips

Corporate culture gains                   - Employees win
                                          - Recruiting and retention benefits


Copyright 2000 Ancor Communications,                                       Ancor
All Rights Reserved 5/18/2000                               Communications, Inc.

[Picture of Sand]
                                                              Merger with QLogic


Limited customer overlap                   - New sales opportunities
                                           - Opportunities to strengthen current
                                             relationships with EMC, Intel, MTI
                                             and Sun


Copyright 2000 Ancor Communications,                                       Ancor
All Rights Reserved 5/18/2000                               Communications, Inc.

[Picture of Sand]
                                                              Merger with QLogic

End-to-end storage                         - Combines Qlogic's controllers and
solution                                     adapters with Ancor's switches
                                           - Will account for more components
                                             within the network
                                           - More complete solution, better for
                                             customers


Copyright 2000 Ancor Communications,                                       Ancor
All Rights Reserved 5/18/2000                               Communications, Inc.

[Picture of Sand]
                                                              Merger with QLogic

Enhanced technology leadership            - InfiniBand leadership
                                          - Well positioned for interoperability
                                          - Design center efficiencies


Copyright 2000 Ancor Communications,                                       Ancor
All Rights Reserved 5/18/2000                               Communications, Inc.

[Picture of Sand]
                                                              Merger with QLogic

Manufacturing efficiencies                 - Foundry volumes
                                           - Reliability
                                           - Failure analysis/testing


Copyright 2000 Ancor Communications,                                       Ancor
All Rights Reserved 5/18/2000                               Communications, Inc.

[Picture of Sand]
                                                              Merger with QLogic

Sales/Marketing/Channel                    - Greater resources available
benefits                                     (More feet on the street)
                                           - Critical mass in Europe
                                           - Increase channel capacity/access to
                                             channel relationships


Copyright 2000 Ancor Communications,                                       Ancor
All Rights Reserved 5/18/2000                               Communications, Inc.

[Picture of Sand]
                                                              Merger with Qlogic

Powerful strategic                         - Dell, Fujitsu, IBM, Intel, Sun
alliances/partnerships


Copyright 2000 Ancor Communications,                                       Ancor
All Rights Reserved 5/18/2000                               Communications, Inc.

[Picture of Sand]
                                                              Merger with QLogic

Corporate culture gains                    - Employees win
                                           - Recruiting and retention benefits


Copyright 2000 Ancor Communications,                                       Ancor
All Rights Reserved 5/18/2000                               Communications, Inc.

[Picture of Sand]
                                                              Merger With QLogic
                           Value Creation Opportunities for the Combined Company

Limited customer overlap                  - New sales opportunities
                                          - Opportunities to strengthen current
                                            relationships with EMC, Intel, MTI
                                            and Sun

End-to-end                                - Combines Qlogic's controllers and
storage solution                            adapters with Ancor's switches
                                          - Will account for more components
                                            within the network
                                          - More complete solution, better for
                                            customers

Enhanced technology                       - InfiniBand leadership
leadership                                - Well positioned for interoperability
                                          - Design center efficiencies

Manufacturing efficiencies                - Foundry volumes
                                          - Reliability
                                          - Failure analysis/testing

Sales/Marketing/Channel                   - Greater resources available
benefits                                    (More feet on the street) -
                                          - Critical mass in Europe
                                          - Increase channel capacity/access to
                                            channel relationships

Powerful strategic                        - Dell, Fujitsu, IBM, Intel, Sun
alliances/partnerships

Corporate culture gains                   - Employees win
                                          - Recruiting and retention benefits


Copyright 2000 Ancor Communications,                                       Ancor
All Rights Reserved 5/18/2000                               Communications, Inc.

                              Questions and Answers


                                                        The Fabric with a Future


Copyright 2000 Ancor Communications,                                       Ancor
All Rights Reserved 5/18/2000                               Communications, Inc.

                        SANbox(TM) Fibre Channel Switches


[Picture of small SAN]

[Picture of very large SAN]

[Picture of smaller SAN]


Copyright 2000 Ancor Communications,                                       Ancor
All Rights Reserved 5/18/2000                               Communications, Inc.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

QLogic Corporation ("QLogic") and Ancor Communications, Incorporated, ("Ancor ") plan to file a Registration Statement on Form S-4 and other relevant documents with the Securities and Exchange Commission (the "SEC") in connection with the merger, and QLogic and Ancor expect to mail a Joint Proxy Statement/Prospectus to stockholders of QLogic and Ancor containing information about the merger.

Investors and security holders are urged to read the Registration Statement, the Joint Proxy Statement/Prospectus, and other documents filed with the SEC carefully when they are available. The Registration Statement, Joint Proxy Statement/Prospectus, and other filings will contain important information about QLogic, Ancor, the merger, the persons soliciting proxies relating to the merger, their interests in the merger, and related matters. Investors and security holders will be able to obtain free copies of these documents through the website maintained by the SEC at http://www.sec.gov. Investors will be able to obtain copies of the documents free of charge from QLogic by directing a request through the Investor Information portion of QLogic's website at http://www.qlogic.com or by mail to QLogic Corporation, 26650 Laguna Hills Drive, Aliso Viejo, CA 92656, attention: Investor Relations, telephone: (949) 389-6000. Documents filed by Ancor will be available free of charge from Ancor by directing a request through the Investor Information portion of Ancor's website at http://www.ancor.com or by directing a request by mail to Ancor Communications, Incorporated, 6321 Bury Drive, Eden Prairie, MN 55346, attention: Investor Relations, telephone: (612) 932-4000. In addition to the Registration Statement and the Joint Proxy Statement/Prospectus, QLogic and Ancor file annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information filed by QLogic or Ancor at the SEC public reference rooms at 450 Fifth Street, N.W., Washington, D.C. 20549 or at any of the SEC's other public reference rooms in New York, New York and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. QLogic's and Ancor's filings with the SEC are also available to the public from commercial document-retrieval services and at the Web site maintained by the SEC at http://www.sec.gov.

INVESTORS SHOULD READ THE JOINT PROXY STATEMENT/PROSPECTUS CAREFULLY WHEN IT BECOMES AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS. NOTHING HEREIN SHALL CONSTITUTE AN OFFER OF ANY SECURITIES FOR SALE.

SOLICITATION OF PROXIES; INTERESTS OF CERTAIN PERSONS IN THE MERGER.

A description of the identity of the participants in the solicitation and a description of their direct or indirect interests is set forth in the Rule 14a-12 filing made by Ancor on May 22, 2000 (relating to a press release dated May 8, 2000), under the caption "Solicitiation of Proxies; Interests of Certain Persons in the Merger" and that description is incorporated by reference.


Copyright 2000 Ancor Communications,                                       Ancor
All Rights Reserved 5/18/2000                               Communications, Inc.